UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
August 10, 2017 (August 9, 2017)

BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)
707 Wilshire Boulevard, Suite 4600
Los Angeles, CA 90017
(Address of Principal Executive Offices)
(213) 225-5900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Fourth Amendment to DIP Credit Facility

As previously reported, on May 15, 2016, Breitburn Energy Partners LP (the “Partnership”) and certain of its affiliates (the “Debtors”) filed voluntary petitions for relief (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being administered jointly under the caption “In re Breitburn Energy Partners LP, et al.,” Case No. 16-11390.

On May 23, 2016, in connection with the Chapter 11 Cases, a Debtor-in-Possession Credit Facility (“DIP Credit Facility”) was entered into among Breitburn Operating LP, a wholly owned subsidiary of the Partnership, as borrower (the “DIP Borrower”), the lenders from time to time party thereto (the “DIP Lenders”) and Wells Fargo, National Association, as administrative agent (the “Administrative Agent”).

On August 9, 2017, the Bankruptcy Court entered an order (the “Order”) authorizing the Debtors to enter into swap agreements (as defined in the Bankruptcy Code) with certain of the DIP Lenders and/or their affiliates, as counterparties (the “Lender Derivative Providers”), and to pledge collateral, grant superpriority administrative expense claims and honor obligations thereunder. The Order also approved that certain Fourth Amendment to Debtor-in-Possession Credit Agreement, dated effective as of July 17, 2017, by and among the DIP Borrower, the Partnership, the DIP Lenders and the Administrative Agent (the “Fourth Amendment”). The Fourth Amendment, among other things, modified the payment priorities in Section 9.02 of the DIP Credit Facility so as to provide that any obligations owed to Lender Derivative Providers under the swap agreements shall have the same priority as obligations under the DIP Credit Facility.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, which is filed as Exhibit 10.1 hereto, and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The description of the Fourth Amendment set forth in Item 1.01 is also incorporated into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1
Fourth Amendment to Debtor-in-Possession Credit Agreement, dated effective as of July 17, 2017, among Breitburn Operating LP, as borrower, Breitburn Energy Partners LP, as parent guarantor, the financial institutions from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, swing line lender and issuing lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Date: August 10, 2017	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Chief Executive Officer

Exhibit Index

10.1
Fourth Amendment to Debtor-in-Possession Credit Agreement, dated effective as of July 17, 2017, among Breitburn Operating LP, as borrower, Breitburn Energy Partners LP, as parent guarantor, the financial institutions from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, swing line lender and issuing lender.